Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership:

Dakota Access Holdings LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Energy Transfer Crude Oil Company, LLC, , a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer LNG Holdings, LLC, a Delaware limited liability company
Energy Transfer Partners GP, L.P., a Delaware limited partnership
Energy Transfer Partners, L.L.C., a Delaware limited liability company
Energy Transfer Partners, L.P., a Delaware limited partnership
ET Crude Oil Terminals, LLC, a Delaware limited liability company
ET LNG GP, LLC, a Delaware limited liability company
ET LNG LP, a Delaware limited partnership
ETC Illinois LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETE Common Holdings Member, LLC, a Delaware limited liability company
ETE Common Holdings, LLC, a Delaware limited liability company
ETE Corp., a Delaware limited liability company
ETE GP Acquirer LLC, a Delaware limited liability company
ETE Services Company, LLC, a Delaware limited liability company
ETE Sigma Holdco, LLC, a Delaware limited liability company
Lake Charles LNG Company, LLC, Delaware limited liability company
Lake Charles LNG Export, LLC, a Delaware limited liability company
Regency Employees Management Holdings LLC, a Delaware limited liability company
Regency Employees Management LLC, a Delaware limited liability company
Regency Energy Partners LP, a Delaware limited partnership
Regency GP LLC, a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited liability company
Sunoco Partners LLC, a Pennsylvania limited liability company

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:

Applied Petroleum Technologies, Ltd., a Texas limited partnership
APT Management Company, LLC, a Texas limited liability company
Arguelles Pipeline SRL, a Mexico SRL
C&G Investments, LLC, a Delaware limited liability company
Cash & Go Management, LLC, a Texas limited liability company
Cash & Go, Ltd., a Texas limited partnership
CCE Acquisition LLC, a Delaware limited liability company
CCE Holdings, LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Citrus Energy Services, Inc., a Delaware corporation
Citrus ETP Finance LLC, a Delaware limited liability company
Citrus, LLC, , a Delaware limited liability company
Comanche Trail Pipeline, LLC, a Texas limited liability company
Corpus Christie Reimco, LLC, a Texas limited liability company
CrossCountry Alaska, LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
Dakota Access Holdings, LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
DAPL-ETCO Construction Management, LLC, a Delaware limited liability company

DAPL-ETCO Operations Management, LLC, a Delaware limited liability company
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Energy Transfer Canada, LLC, a Delaware limited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Dutch Holdings, LLC, a Delaware limited liability company
Energy Transfer Employee Management Company, a Delaware corporation
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, LLC, a Texas limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Peru LLC, a Delaware limited liability company
Energy Transfer Rail Company, LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Technologies, Ltd., a Texas limited partnership
Energy Transfer Terminalling Company, LLC, a Delaware limited liability company
Enhanced Service Systems, Inc., a Delaware corporation
ET Company I, Ltd., a Texas limited partnership
ET Crude Oil Terminals, LLC, a Delaware limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ET Rover Pipeline Canada, ULC, a BC, Canada unlimited liability company
ET Rover Pipeline LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gathering, LLC, a Texas limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Illinois LLC, a Delaware limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC Lion Pipeline, LLC, a Delaware limited liability company
ETC M-A Acquisition LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC North Dakota Terminalling, LLC, a Delaware limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC Oasis, L.P., a Delaware limited partnership
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETE Holdco Corporation, a Delaware corporation
ETP Holdco Corporation, a Delaware corporation
ETP Newco 1 LLC, a Delaware limited liability company
ETP Newco 2 LLC, a Delaware limited liability company
ETP Newco 3 LLC, a Delaware limited liability company
ETP Newco 4 LLC, a Delaware limited liability company

ETP Newco 5 LLC, a Delaware limited liability company
ETP Retail Holdings, LLC, a Delaware limited liability company
Fayetteville Express Pipeline, LLC, a Delaware limited liability company
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company
Five Dawaco, LLC, a Texas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
GoPetro Transport LLC, a Texas limited liability company
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
HSC Acquirer LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
Lake Charles LNG Exports, LLC, a Delaware limited liability company
Lee 8 Storage Partnership, a Delaware limited partnership
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Lone Star NGL Asset GP LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings LLC, a Delaware limited liability company
Lone Star NGL Development LP, a Delaware limited partnership
Lone Star NGL Fractionators LLC, a Delaware limited liability company
Lone Star NGL Hastings LLC, a Delaware limited liability company
Lone Star NGL Hattiesburg LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Lone Star NGL Marketing LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu LP, a Delaware limited partnership
Lone Star NGL Pipeline LP, a Delaware limited partnership
Lone Star NGL Product Services LLC, a Delaware limited liability company
Lone Star NGL Refinery Services LLC, a Delaware limited liability company
Lone Star NGL Sea Robin LLC, a Delaware limited liability company
Oasis Partner Company, a Delaware corporation
Oasis Pipe Line Company Texas L.P., a Texas limited partnership
Oasis Pipe Line Company, a Delaware corporation
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipe Line Management Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
Pan Gas Storage LLC , a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Holdings LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company
PEI Power Corporation, a Pennsylvania corporation
PEI Power II, LLC, a Pennsylvania corporation

PG Energy, Inc., a Pennsylvania corporation
Quick Stuff of Texas, Inc., a Texas Corporation
Rich Eagleford Mainline, LLC, a Delaware limited liability company
Rover Pipeline LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC , a Delaware limited liability company
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC Energy Realty GP, LLC, a Texas limited liability company
SEC General Holdings, LLC, a Texas limited liability company
SEC-EP Realty Ltd., a Texas limited partnership
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Panhandle LLC, a Delaware limited liability company
SSP BevCo I LLC, a Texas limited liability company
SSP BevCo II LLC, a Texas limited liability company
SSP Beverage, LLC, a Texas limited liability company
Stripes Acquisition LLC, a Texas limited liability company
Stripes Holdings LLC, a Delaware limited liability company
Stripes LLC, a Texas limited liability company
Stripes No. 1009 LLC, a Texas limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
SU Pipeline Management LP, a Delaware limited partnership
SUCo LLC, a Delaware limited liability company
SUCo LP, a Delaware limited partnership
SUG Holding Company, a Delaware corporation
SUGAir Aviation Company, a Delaware corporation
Sunoco GP LLC, a Delaware limited liability company
Sunoco Inc., a Pennsylvania corporation
Sunoco Logistic Partners L.P. , a Delaware limited partnership
Sunoco Partners LLC, a Pennsylvania limited liability company
Sunoco, L.P., a Delaware limited partnership
Susser Company, Ltd., a Texas limited partnership
Susser Finance Corporation, a Delaware corporation
Susser Financial Services LLC, a Delaware limited liability company
Susser Holding Corporation, a Delaware corporation
Susser Holdings, L.L.C., a Delaware limited liability company
Susser Petroleum Company LLC, a Texas limited liability company
TCF Holdings Inc., a Texas corporation
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
TND Beverage, LLC, a Texas limited liability company
Town & Country Food Stores, Inc., a Texas corporation
Trans-Pecos Pipeline, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Trunkline Deepwater Pipeline LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
Trunkline Offshore Pipeline LLC, a Delaware limited liability company
Westex Energy LLC, a Delaware limited liability company
Whiskey Bay Gas Company, Ltd., a Texas limited partnership
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company
SUBSIDIARIES OF REGENCY ENERGY PARTNERS LP, a Delaware limited partnership:

Aqua-PVR Water Services LLC, a Delaware limited liability company
CBC/Leon Limited Partnership, an Oklahoma limited liability company
CDM Holdings LLC, a Delaware limited liability company

CDM Resource Management LLC, a Delaware limited liability company
CMA Pipeline Partnership LLC, a Texas limited liability company
Connect Gas Pipeline LLC, a Delaware limited liability company
Dulcet Acquisition LLC, a Delaware limited liability company
Edwards Lime Gathering, LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company
Fieldcrest Resources LLC, a Delaware limited liability company
FrontStreet Hugoton LLC, a Delaware limited liability company
Galveston Bay Gathering, LLC, a Texas limited liability company
Gulf States Transmission LLC, a Louisiana limited liability company
Hesco Gathering Company LLC, a Texas limited liability company
Hesco Pipeline Company, L.L.C., a Texas limited liability company
K Rail LLC, a Delaware limited liability company
Kanawaha Rail LLC, a Virginia limited liability company
Leon Limited Partnership, an Oklahoma limited liability company
LJL, LLC, a West Virginia limited liability company
Loadout LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Materials Handling Solutions LLC, a Delaware limited liability company
Mi Vida JV LLC, a Delaware limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Midstream Gas Services LLC, a Texas limited liability company
Ohio River System LLC, a Delaware limited liability company
Penn Virginia Operating Co., a Delaware limited liability company
Pueblo Holdings, Inc., a Delaware corporation
Pueblo Midstream Gas Corporation, a Texas corporation
PVR Midstream JV Holdings LLC, a Delaware limited liability company
Ranch Westex JV LLC, a Delaware limited liability company
Regal Midstream LLC, a Delaware limited liability company
Regency Crude Marketing LLC, a Delaware limited liability company
Regency Desoto Pipeline LLC, a Texas limited liability company
Regency Desoto-Hesco Services LLC, a Texas limited liability company
Regency Energy Finance Corp., a Delaware corporation
Regency ERCP LLC, a Delaware limited liability company
Regency Field Services LLC, a Delaware limited liability company
Regency Gas Services LP, a Delaware limited partnership
Regency Gas Utility LLC, a Delaware limited liability company
Regency GOM LLC, a Texas limited liability company
Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company
Regency Hydorcarbons LLC, an Oklahoma limited liability company
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Laverne LLC, an Oklahoma limite liability company
Regency Liquids Pipeline LLC, a Delaware limited liability company
Regency Logistics and Trading LLC, a Delaware limited liability company
Regency Marcellus Gas Gathering LLC, a Delaware limited liability company
Regency Mi Vida LLC, a Delaware limited liability company
Regency Midcontinent Express LLC, a Delaware limited liability company
Regency NEPA Gas Gathering LLC, a Texas limited liability company
Regency OLP GP LLC, a Delaware limited liability company

Regency Pipeline LLC, a Delaware limited liability company
Regency Quitman Gathering LLC, a Delaware limited liability company
Regency Ranch JV LLC, a Delaware limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Regency Utica Gas Gathering LLC, Delaware limited liability company
Regency Utica Holdco LLC, a Delaware limited liability company
Regency Vaughn Gathering LLC, a Texas limited liability company
RGP Marketing LLC, a Texas limited liability company
RGP Westex Gathering Inc., a Texas corporation
RGU West LLC, a Texas limited liability company
RHEP Crude LLC, a Texas limited liability company
RIGS GP LLC, a Delaware limited liability company
RIGS Haynesville Partnership Co., a Delaware partnership
Suncrest Resources, LLC, a Delaware limited liability company
Superior Gas Compression LLC, a Texas limited liability company
Sweeny Gathering, L.P. , a Texas limited liability company
Toney Fork LLC, a Delaware limited liability company
West Texas Gathering Company, a Delaware corporation
WGP-KHC, LLC, a Delaware limited liability company

SUBSIDIARIES OF SUNOCO, INC., a Pennsylvania corporation

Atlantic Petroleum (Out) LLC, a Delaware limited liability company
Atlantic Petroleum Corporation, a Delaware corporation
Atlantic Petroleum Delaware Corporation , a Delaware corporation
Atlantic Pipeline (Out) L.P. Texas limited partnership
Atlantic Refining & Marketing Corp., a Delaware corporation
Aventine Renewable Energy Holdings, Inc., a Delaware corporation
Clean Air Action Corporation, a Delaware corporation
ETP Retail Holdings, LLC, a Delaware limited liability company
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company
Helios Assurance Company, a Limited Bermuda other
Jalisco Corporation, a California corporation
Japan Sun Oil Company, Ltd., a Japan other
Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other
Lesley Corporation, a Delaware corporation
Libre Insurance Company, Ltd., a Bermuda other
Lugrasa, S.A., a Panama corporation
Mascot, Inc. (MA), a Massachusetts corporation
Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company
Oil Casualty Insurance, Ltd., a Bermuda other
Oil Insurance Limited, Bermuda limited company
Pacesetter/MVHC, Inc., a Texas corporation
PES Holdings, LLC, a Delaware limited liability company
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Puerto Rico Sun Oil Company LLC, a Delaware limited liability company
Sun Alternate Energy Corporation, a Delaware corporation
Sun Atlantic Refining and Marketing B.V., a Netherlands other
Sun Atlantic Refining and Marketing B.V., Inc., a Delaware corporation
Sun Atlantic Refining and Marketing Company, a Delaware corporation
Sun Canada, Inc., a Delaware corporation
Sun Company, Inc., a Delaware corporation

Sun Company, Inc., a Pennsylvania corporation
Sun International Limited, a Bermuda other
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sun Mexico One, Inc., a Delaware corporation
Sun Mexico Two, Inc., a Delaware corporation
Sun Oil Company, a Delaware corporation
Sun Oil Export Company, a Delaware corporation
Sun Oil International, Inc., a Delaware corporation
Sun Petrochemicals, Inc., a Delaware corporation
Sun Pipe Line Company, a Texas corporation
Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company
Sun Refining and Marketing Company, a Delaware corporation
Sun Services Corporation, a Pennsylvania corporation
Sun Transport, LLC, a Pennsylvania limited liability company
Sun-Del Pipeline LLC, a Delaware limited liability company
Sun-Del Services, Inc., a Delaware corporation
Sunmarks, LLC, a Delaware limited liability company
Sunoco de Mexico, S.A. de C.V., a Mexico other
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company
Sunoco Receivables Corporation, Inc., a Delaware corporation
Sunoco, Inc. (R&M), a Pennsylvania corporation
Sunoco, LLC, a Delaware limited liability company
The New Claymont Investment Company, a Delaware corporation
The Sunoco Foundation, a Pennsylvania not-for-profit corporation
Venezoil, C.A., a Venezuela other

SUBSIDIARIES OF SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

Excel Pipeline LLC, a Delaware limited liability company
Inland Corporation, an Ohio corporation
Mid-Valley Pipeline Company, an Ohio corporation
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sunoco Lease Acquisition & Marketing LLC, a Delaware limited liability company
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners NGL Facilities LLC, a Delaware limited liability company
Sunoco Partners Operating LLC, a Delaware limited liability company
Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
West Texas Gulf Pipe Line Company, a Delaware corporation
SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Aloha Petroleum, Ltd., a Hawaii Corporation
MACS Retail LLC, a Virginia limited liability company
Mid-Atlantic Convenience Stores, LLC, a Delaware limited liability company
Southside Oil, LLC, a Virginia limited liability company
Susser Energy Services LLC, a Texas limited liability company
Susser Petroleum Operating Company LLC, a Delaware limited liability company
Susser Petroleum Property Company LLC, a Delaware limited liability company
T&C Wholesale LLC, a Texas limited liability company